THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   Lincoln National Variable Annuity Account H
                American Legacy III, American Legacy III C Share
               American Legacy III Plus, American Legacy III View
         American Legacy Shareholder's Advantage, American Legacy Design

                     Lincoln Life Variable Annuity Account N
                       ChoicePlus Assurance Product Suite
                                ChoicePlus Design

          Supplement to the April 30, 2008 prospectus, as supplemented

This supplement to the prospectus for your individual variable annuity contract outlines a change to the Lincoln Lifetime IncomeSM Advantage rider available for purchase under your contract. The change is applicable to products purchased on or after March 2, 2009, and upon approval by your state. This supplement is for informational purposes and requires no action on your part.

Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage Charge. For new contracts purchased on or after March 2, 2009, the charge for the Lincoln Lifetime IncomeSM Advantage rider will be deducted in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed, and in proportion to the value in the fixed account used for dollar cost averaging purposes.

All other provisions of the rider not discussed in this supplement remain the same.


                Please keep this supplement for future reference.